BANC STOCK GROUP FUND

                             PROSPECTUS JULY 1, 1999

                          1105 Schrock Road, Suite 437
                              Columbus, Ohio 43229


               For Information, Shareholder Services and Requests:
                                 (888) BANK-595




     Banc Stock Group Fund seeks to provide long-term capital appreciation.


AS WITH ALL MUTUAL FUND SHARES AND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SHARES OR THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



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                                TABLE OF CONTENTS
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                                                          PAGE

            ABOUT THE FUND                                  3

            COSTS OF INVESTING IN THE FUND                  6

            HOW TO BUY SHARES                               8

            HOW TO SELL SHARES                             11

            HOW TO EXCHANGE SHARES                         12

            DIVIDENDS AND DISTRIBUTIONS                    12

            TAXES                                          13

            OPERATION OF THE FUND                          13

            FINANCIAL HIGHLIGHTS                           15



                                       2


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                                 ABOUT THE FUND
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INVESTMENT OBJECTIVE

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     The investment objective of the Fund is to provide long-term capital appreciation.

HOW THE FUND PURSUES ITS OBJECTIVE

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     The Fund pursues its objective by normally investing at least 65% of its total assets in equity securities of community banks, lending institutions and financial services companies believed to offer superior prospects for long term growth. The Fund's adviser selects stocks of banks with low price to earnings ratios, minimal loan losses and long histories of profitability, located in stable communities with growth potential.

PRINCIPAL RISKS OF INVESTING IN THE FUND

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     All investments carry risks to some degree. The Fund's portfolio is subject to the risks associated with common stock investing, such as selecting individual companies that do not perform as anticipated. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets. As with any mutual fund investment, the Fund's returns may vary and you could lose money.

     Because the Fund's portfolio is concentrated in the banking industry, it is subject to risks in addition to those that apply to the general equity market. Economic, legislative or regulatory developments may occur which significantly affect the entire banking industry. This may cause the Fund's net asset value to fluctuate more than that of a fund that does not concentrate in a particular industry. For example:

     o Extensive governmental regulation may limit both the amounts and types of loans and other financial commitments banks and other lending institutions can make, and the interest rates and fees they can charge.

     o Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change.

     o Credit losses resulting from financial difficulties of borrowers can negatively impact the industry.

     As you can see, a number of factors, in addition to general economic conditions, can adversely affect the financial performance and condition of the institutions in which the Fund invests.

     In addition, because many community banks and other lending institutions are smaller capitalization companies, the Fund may be subject to the risks associated with such companies. For example, less frequent trading, with smaller volume than larger capitalization companies, may make it difficult for the Fund to buy and sell shares. Also, the market price of smaller capitalization companies tends to rise more in response to buying demand and fall more in response to selling pressure than is the case with larger capitalization companies.

     An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

IS THIS FUND RIGHT FOR YOU?

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The Fund is designed for:

     o    long term investors seeking a fund with long term capital appreciation

     o    investors willing to accept price fluctuations and market cycles

     o investors looking to diversify their portfolio into the banking industry


                                       4


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HOW THE FUND HAS PERFORMED

     [Icon: Bar Chart]

     The chart and table below show the variability of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns since the Fund's inception. Sales loads are not reflected in the bar chart and, if these amounts were reflected, returns would be less than those shown. The table shows how the Fund's average annual total returns compare over time to those of a broad-based securities market index. Of course, the Fund's past performance is not necessarily an indication of its future performance.

Insert bar chart with the following plot points*:
 (Total return as of December 31, 1998)

1998...............(9.13)%

     *The Fund's year-to-date return as of March 31, 1999 was (1.22)%

     Since August 1, 1997 (the Fund's inception), the highest return for a quarter was 13.97% (Q4, 1997); and the lowest return was (19.87)% (Q3, 1998).

AVERAGE ANNUAL TOTAL RETURNS:

                        ONE YEAR   SINCE INCEPTION

Class A Shares           (9.13)%        8.78%
S&P Index                28.58%        21.41%
Russell 2000 Index       (2.24)%        2.54%


                                       5


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                         COSTS OF INVESTING IN THE FUND

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     The following table describes the expenses and fees that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)1    CLASS A   CLASS C

     Maximum Front End Sales Load Imposed on Purchases......... 5.75%     NONE
     Maximum Contingent Deferred Sales Charge ................. NONE      2.00%
     Sales Load Imposed on Reinvested Dividends................ NONE      NONE
     Redemption Fee............................................ NONE      NONE
     Exchange Fee.............................................. NONE      NONE

ANNUAL FUND OPERATING EXPENSES
   (expenses that are deducted from Fund assets)2

     Management Fees........................................... 1.70%     1.70%
     Distribution (12b-1) Fees................................. 0.25%     1.00%
     Other Expenses ........................................... 0.07%     0.07%
    Total Fund Operating Expenses.............................. 2.02%     2.77%
     Expense Reimbursement2................................... (0.07)%   (0.07)%
    Net Fund Operating Expenses................................ 1.95%     2.70%

1    Processing organizations may impose transactional fees on shareholders.

2 The Adviser has made an irrevocable commitment to reimburse the Fund's trustee expenses through June 1, 2003.

EXAMPLE:

     The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example uses the same assumptions as other mutual fund prospectuses: a $10,000 initial investment, 5% annual total return, constant operating expenses, and sale of all shares at the end of each time period. Your actual expenses may be different.

                                    1 YEAR    3 YEARS      5 YEARS     10 YEARS
                                    ------    -------      -------     --------

Class A                             $762      $1,152       $1,573      $2,761

Class C
  if you sold your shares
     at the end of the period       $473        $838       $1,436      $3,072
  if you stayed in the fund         $273        $838       $1,436      $3,072


                                       6


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ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RELATED RISKS

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o    General

     The Adviser typically follows from 150 to 400 banks at any one time as candidates for investment. The Adviser researches these equity securities on the basis of the fundamentals of return on equity, return on assets, low loan loss experience, prosperous market conditions, special niche services, consumer-oriented staff, and experienced and seasoned management. The Adviser also considers the portion of insider ownership as it believes this is one indicator of the care and concern a bank's management and board of directors bring to the institution and it shareholders. The Fund may invest in banks that are not members of the Federal Reserve System or whose deposits are not insured by the Federal Deposit Insurance Corporation.

     Up to 15% of the Fund's portfolio may consist of illiquid securities. Illiquid securities generally include securities that cannot be disposed of promptly and in the ordinary course of business without taking a reduced price.

     The investment objective of the Fund may be changed without the affirmative vote of a majority of the outstanding shares of the Fund. Any such change may result in the Fund having an investment objective different from the objective that the shareholders considered appropriate at the time of investment in the Fund.

o    Temporary strategies

     Although the Fund will invest primarily in equity securities of banks and other lending institutions, the Fund may invest in equity securities of companies outside the banking industry and, for temporary defensive purposes under abnormal market or economic conditions, may hold all or a portion of its assets in money market instruments (high quality income securities with maturities of less than one year), securities of money market funds or U.S. government repurchase agreements. The Fund may also invest in such investments at any time to maintain liquidity or pending selection of investments in accordance with its policies. As a result, the Fund may not achieve its investment objective. If the Fund acquires securities of money market funds, the shareholders of the Fund will be subject to duplicative management fees.

o    Year 2000

     Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Adviser or the Fund's various service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Issue."

     The Adviser, the Fund, and the transfer agent have taken steps that they believe are reasonably designed to address the Year 2000 Issue with respect to computer systems that are used and to obtain reasonable assurances that comparable steps are being taken by the Fund's major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund. In addition, the Adviser and the Fund cannot make any assurances that the Year 2000 Issue will not affect the companies in which the Fund invests or worldwide markets and economies. However, a critical part of the Adviser's Year 2000 Compliance Program is devoted to determining the extent to which the Fund is at risk because of the failure of the companies in its portfolio to address the Year 2000 Issue. The Adviser is communicating with these portfolio companies to ascertain whether they are addressing their Year 2000 Issues and are either Year 2000


                                       7


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compliant or expect to be compliant on a timely basis. To the extent any company in the portfolio does not provide satisfactory responses, the Fund will sell the corresponding securities from the portfolio.

PRICING YOUR SHARES

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     When you buy and sell shares, the price of the shares is based on the
Fund's net asset value per share (NAV). The NAV is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for business. The NAV is calculated by dividing the value of the Fund's total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding. The Fund's assets are generally valued at their market value. If market prices are not available, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value. Requests to buy and sell shares are processed at the NAV next calculated after we receive your order in the form described below.

                                HOW TO BUY SHARES
--------------------------------------------------------------------------------

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INITIAL PURCHASE

     The minimum initial investment is $2,500 ($1,000 for shareholders participating in the continuing automatic transfer program). There is no minimum for qualified retirement accounts and medical savings accounts.

     You may open an account and make an initial investment through securities dealers who have a sales agreement with Banc Stock Financial Services, Inc., the Fund's distributor. You may also make a direct initial investment by following these steps:

     o complete and sign the investment application form which accompanies this Prospectus;

     o    draft a check made payable to Banc Stock Group Fund;

     o identify on the check and the application the Class in which you would like to invest;

     o    mail the application and check to:

               Banc Stock Group Fund
               c/o Mutual Funds Service Co.
               6000 Memorial Drive
               Dublin, OH  43017

CAT PROGRAM

     When making your initial investment, you may choose to participate in the Fund's continuing automatic transfer ("CAT") program by completing the separate CAT Investment Application Form. The CAT Program offers reduced investment minimums and helps investors make additional purchases of the Fund over a period


                                       8


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of years. Purchase amounts are automatically debited each month from your bank account through ACH (automated clearing house).

SALES LOADS

     o    CLASS A SHARES

     Shares of the Fund are purchased at the public offering price. The public offering price for Class A shares is the next determined NAV plus a sales load as shown in the following table.

                             SALES LOAD AS OF % OF:

                                      PUBLIC       NET      DEALER REALLOWANCE
                                     OFFERING     AMOUNT         AS % OF
AMOUNT OF INVESTMENT                   PRICE     INVESTED  PUBLIC OFFERING PRICE
================================================================================
Less than $50,000                      5.75%        6.10%          5.25%
$50,000 but less than $100,000         5.25%        5.54%          4.75%
$100,000 but less than $250,000        4.75%        4.99%          4.25%
$250,000 but less than $500,000        3.00%        3.09%          2.50%
$500,000 but less than $1,000,000      1.00%        1.01%           .50%
$1,000,000 or more                     None         None           None
================================================================================

     o    CLASS C SHARES

     Class C shares are subject to a contingent deferred sales charge ("CDSC") (based on the lower of the shares' cost and current NAV) of 2% if redeemed within one year of the purchase date or 1% if redeemed after one year but before two years of the purchase date. The holding period for the CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month. For example: if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month. In determining whether the CDSC applies to a redemption of C Shares, C Shares not subject to a CDSC are redeemed first.

     The CDSC will be waived (i) on redemption of shares following the death of the shareholder and (ii) on certain redemptions in connection with IRAs and other qualified retirement plans.

DISTRIBUTION PLANS

     Each class has adopted a plan under Rule 12b-1 that allows the class to pay distribution fees for the sale and distribution of its shares. The Distribution Plan for Class C shares also allows the class to pay for services provided to shareholders. Class A shares pay annual 12b-1 expenses of 0.25% and Class C shares pay annual 12b-1 expenses of 1.00% (of which 0.75% is an asset based sales charge and 0.25% is a service fee). Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

ADDITIONAL PURCHASES

     The minimum additional purchase is $500 ($100 for CAT purchases). You may buy additional shares at any time through your securities dealer. Or you may buy additional shares directly from the Fund, by mail or wire. Mail your request, with the following information, to the address above:

     o    the name of your account;

     o    your account number; and

     o    a check made payable to Banc Stock Group Fund.


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     To purchase shares of the Fund by wire, call the Transfer Agent at (888)
BANK-595 for instructions. Then, provide your bank with the following wiring information:

         Firstar Bank, N.A.
         ABA #0420-0001-3
         Attn:  Banc Stock Group Fund
         D.D.A. #486448004
         Account Name _________________ (write in shareholder name) For Account # ______________ (write in account number)

     The Fund will accept wire orders only on a day on which the Fund, the Custodian and the Transfer Agent are open for business. A wire purchase will be considered made when the wired money is received and the purchase is accepted by the Fund. Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Fund or the Transfer Agent. There is presently no fee for the receipt of wired funds, but the Fund may charge a fee in the future.

TAX SHELTERED RETIREMENT PLANS

     Since the Fund is oriented to longer term investments, shares of the Fund may be an appropriate investment medium for tax sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pensions
(SEPs); 401(k) plans; qualified corporate pension and profit sharing plans (for employees); tax deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans.

     Call us at 888-BANK-595 to open an IRA or SEP plan or obtain more specific information regarding these retirement plan options. Custodial fees for an IRA will be paid by redemption of Fund shares from the IRA unless you pay these fees directly to the IRA custodian.

 OTHER PURCHASE INFORMATION

     We reserve the right to limit the amount of purchases and to refuse to sell to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. If you are already a shareholder, we can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Fund.

     Trustees, directors, officers and employees of the Trust, the Adviser, service providers of the Trust, including members of the immediate family of such individuals and employee benefit plans established by such entities, may purchase and redeem shares of the Fund without paying a sales charge. Broker-dealers with selling agreements with the Distributor and employee benefit plans established by same, may purchase and redeem shares of the Fund without paying a sales charge. In addition, shares of the Fund may be purchased at net asset value through processing organizations (broker-dealers, banks or other financial institutions) that have a sales agreement with the Distributor. When shares are purchased this way, the processing organization, rather than its customer, may be the shareholder of record of the shares. The minimum initial and subsequent investments in the Fund for shareholders who invest through a processing organization generally will be set by the processing organization. Processing organizations may also impose other charges and restrictions in addition to or different from those applicable to investors who remain the shareholder of record of their shares. Thus, an investor contemplating investing with the Fund through a processing organization should read materials provided by the processing organization in conjunction with this Prospectus. Under certain circumstances, shareholders of the Adviser's parent company, Banc Stock Group, Inc., may purchase shares of the Fund during certain promotional periods without paying a sales charge. Contact the Fund's distributor, Banc Stock Financial Services, Inc., at 1-800-347-BANK for additional information.

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                               HOW TO SELL SHARES
--------------------------------------------------------------------------------

     [Icon: Man at Desk]

     You may sell all or part of your investment on any day that the New York Stock Exchange is open for trading. You may receive proceeds of your sale in a check or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund's securities at the time of your sale. A broker may charge a transaction fee to sell shares. Presently, there is no charge for wire sales, but we may charge for this service in the future. Any charges for wire sales will be deducted from your Fund by redemption of shares.

     BY MAIL - To sell any part of your account in the Fund by mail, send a written request, with the following information, to the address above:

     o    the Fund name;

     o    your account number;

     o    the name(s) on your account;

     o    your address;

     o    the dollar amount or number of shares you wish to redeem; and

     o the signatures of all registered account owners, signed in the exact name(s) and any special capacity in which they are registered and guaranteed by an "eligible guarantor institution."

     An eligible guarantor institution is an institution that is a member of a Medallion Program. Such institutions generally include national or state banks, savings associations, savings and loan associations, trust companies, savings banks, credit unions and members of a recognized stock exchange. Signature guarantees are for your protection. In certain instances, we may require you to furnish additional legal documents to insure proper authorization.

     BY TELEPHONE - If you have completed the Optional Telephone Redemption and Exchange section of your investment application, you may sell any part of your account by calling us at (888) BANK-595. The Fund, the Transfer Agent and the Custodian are not liable for following instructions communicated by telephone that they reasonably believe to be genuine. They will use reasonable procedures to confirm that telephone instructions are genuine.

     We may terminate the telephone sale procedures at any time. During periods of extreme market activity it is possible that you may encounter some difficulty in telephoning us, although we have never experienced difficulties in receiving or in a timely fashion responding to telephone requests. If you are unable to reach us by telephone, you may request a sale by mail.

     ADDITIONAL INFORMATION - If you are not certain of the requirements for a sale please call us at (888) BANK-595. We cannot accept, and will return, requests specifying a certain date or share price. We will normally mail you the proceeds on or before the fifth business day following your sale. However, we will not mail any proceeds unless your investment check has cleared the bank, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, we may suspend sales or postpone payment dates.

     Because the Fund incurs certain fixed costs in maintaining shareholder accounts, we reserve the right to require you to redeem all of your shares in the Fund on 30 days' written notice if the value of your shares is less than $2,500 due to sales, or such other minimum amount as we may determine from time to time. An involuntary redemption constitutes a sale. You should consult your tax adviser concerning the tax consequences of involuntary redemptions. You may increase the value of your shares in the Fund to the minimum amount within the 30-day period.

                             HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

     You may exchange, without charge, any or all of your shares in the Fund for shares in the Banc Stock Group Money Market Account with the Flex Fund's Money Market Fund, a separately managed money market fund. You may request the exchange by telephoning (888) BANK-595 or writing the Transfer Agent at 6000 Memorial Drive, Dublin, OH 43017. Exchanges may be made only if the Money Market Fund is registered in your state of residence. The exchange privilege with the Money Market Fund does not constitute an offering or recommendation of the Money Market Fund. It is your responsibility to obtain and read a prospectus of the Money Market Fund before you make an exchange.

     o If you exchange shares into or out of the Fund, the exchange is made at the net asset value per share of each fund next determined after the exchange request is received.

     o If you exchange Class C shares of the Fund, the time you own the Money Market Account shares will not be included when the holding period for the CDSC is calculated.

     o If you exchange only a portion of your Class C shares, shares not subject to a CDSC are exchanged first.

     o If you redeem shares from the Money Market Account that were previously Class C shares of the Fund, the redemption is made at the net asset value per share next determined after the redemption request is received, less any CDSC that applied to the Fund shares.

     In times of extreme economic or market conditions, exchanging Fund or Money Market Fund shares by telephone may be difficult. To receive a specific day's price, your letter or call must be received before that day's close of the New York Stock Exchange. Each exchange represents the sale of shares from one fund and the purchase of shares in another, which may produce a gain or loss for Federal income tax purposes.

     Exchanges will be accepted only if the registration of the two accounts is identical. The Fund, the Transfer Agent and the Custodian are not liable for following instructions communicated by telephone that they reasonably believe to be genuine. They will use reasonable procedures to confirm that telephone instructions are genuine.

                           DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

     [Icon: Dollars and Cents]

     Although the Adviser primarily seeks opportunities for capital appreciation, some of the banks in which the Fund may invest pay regular dividends. Accordingly, the Fund expects to receive moderate income in the form of cash or stock dividends.

     The Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders every December. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request. Dividends paid by the Fund may be eligible in part for the dividends received deduction for corporations. If you sell your entire account, you will be paid all dividends accrued to the time of sale, including the day of sale. You may elect to have distributions on shares held in IRAs and 403(b) plans paid in cash only if you are 59 1/2 years old or permanently and totally disabled or if you otherwise qualify under the applicable plan.

                                      TAXES
--------------------------------------------------------------------------------

     [Icon: Dollars and Cents]

     In general, selling shares of the Fund and receiving distributions (whether reinvested or taken in cash) are taxable events. Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold. Any tax liabilities generated by your transactions or by receiving distributions are your responsibility. The Fund expects that its distributions will primarily consist of capital gains (which may be taxable at different rates depending on the length of time the Fund holds its assets). Because distributions of long term capital gains are subject to capital gains taxes, regardless of how long you have owned your shares, you may want to avoid making a substantial investment when the Fund is about to make a long term capital gains distribution.

     Early each year, we will mail to you a statement setting forth the federal income tax information for all distributions made during the previous year. If you do not provide your taxpayer identification number, your account will be subject to backup withholding.

     The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. Because each investor's tax circumstances are unique, please consult with your tax adviser about your Fund investment.

                              OPERATION OF THE FUND
--------------------------------------------------------------------------------

     [Icon: Museum Facade]

     Heartland Advisory Group, Inc., 1105 Schrock Road, Suite 437, Columbus, Ohio 43229 (the "Adviser") manages the Fund's investments. The Adviser has been engaged in the business of researching, buying, holding, and selling the shares of community and regional banks for almost two decades. Since 1990, it has recommended more than 200 community banks to its clients for their portfolios. The Adviser's clients come from all walks of life. Professionals such as CPA's, physicians, attorneys, pharmacists, and academics are one group of investors. Significant numbers of investors also come from the world of entrepreneurs: people who own funeral homes, machine shops, lumber yards, quarry miners, and the like as well as members of the agricultural grain and livestock community. The investment decisions of the Fund are made by a committee of the Adviser, which is primarily responsible for the day-to-day management of the Fund's portfolio.

     In February 1999, the Fund's shareholders approved a new management agreement whereby the Fund lowered the fee payable to the Adviser to an annual average rate of 2.25% of its average daily net assets. Effective July 1, 1999, the Adviser has agreed to permanently waive its management fee to an annual rate of 1.70% of the Fund's average daily net assets. The Adviser pays all of the operating expenses of the Fund except brokerage, taxes, interest, expenses which the Fund is authorized to pay pursuant to the Distribution Plans, fees and expenses on non-interested person trustees and extraordinary expenses. It should be noted that most investment companies pay their own operating expenses directly, while the Fund's expenses, except those specified above, are paid by the Adviser.



INVESTMENT ADVISER                       TRANSFER AGENT AND ADMINISTRATOR
Heartland Advisory Group, Inc.           (ALL REDEMPTION REQUESTS)
1105 Schrock Road, Suite 437             Mutual Funds Service Co.
Columbus, Ohio  43229                    6000 Memorial Drive
                                         Dublin, OH  43017

CUSTODIAN                                AUDITORS
Firstar Bank, N.A.                       McCurdy & Associates CPA's, Inc.
425 Walnut Street, ML 6118               27955 Clemens Road
Cincinnati, Ohio  45202                  Westlake, Ohio 44145

LEGAL COUNSEL                            DISTRIBUTOR
Brown, Cummins & Brown Co., L.P.A.       Banc Stock Financial Services, Inc.
3500 Carew Tower, 441 Vine Street        1105 Schrock Road, Suite 437
Cincinnati, Ohio  45202                  Columbus, Ohio  43229

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

     [Icon: Dollars and Cents]

     The following condensed supplementary financial information for the period August 1, 1997 (commencement of operations) through February 28, 1999 is derived from the audited financial statements of the Fund. The financial statements of the Fund have been audited by McCurdy & Associates CPA's, Inc., independent public accountants, and are included in the Fund's Annual Report. The Annual Report contains additional performance information and is available upon request and without charge.

              (FOR A FUND SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                 For the period
                                                                 August 1, 1997
                                                                 (commencement
                                                     For the     of operations)
                                                   year ended       through
                                                  Feb. 28,1998  February 28,1998

Net asset value, beginning of period............   $  12.75         $  10.00
                                                  ------------  ----------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment loss.............................      (0.15)           (0.07)
Net realized and unrealized gain on
     investments................................      (1.22)            2.82
                                                  ------------  ----------------
Total from investment operations................      (1.37)            2.75
                                                  ------------  ----------------

LESS DISTRIBUTIONS
Dividends from net investment income............       0.00             0.00
Distribution from realized gains from security
     transactions...............................      (0.66)            0.00
                                                  ------------  ----------------
Total distributions.............................      (0.66)            0.00
                                                  ------------  ----------------

Net asset value, end of period..................    $ 10.72          $ 12.75
                                                  ============  ================

Total return**..................................     (10.79)%          52.24%*

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (in 000's).............      15,716           13,702
Ratio of expenses to average net assets.........       2.50%           2.50%*
Ratio of net investment income (loss) to average
     net assets.................................      (1.27%)         (1.07%)*
Portfolio turnover rate.........................      54.07%          26.65%

*  Annualized

** Based on net asset value per share

     Several additional sources of information are available to you. The Statement of Additional Information (SAI), incorporated into this prospectus by reference, contains detailed information on Fund policies and operations. Shareholder reports contain management's discussion of market conditions, investment strategies and performance results as of the Funds' latest semi-annual or annual fiscal year end.

     Call the Fund at 888-BANK-595 to request free copies of the SAI and the Funds' annual and semi-annual reports, to request other information about the Funds and to make shareholder inquiries.

     You may also obtain information about the Fund (including the SAI and other reports) from the Securities and Exchange Commission on their Internet site at HTTP://WWW.SEC.GOV or at their Public Reference Room in Washington, D.C. Call the SEC at 800-SEC-0330 for room hours and operation. You may also obtain Fund information by sending a written request and duplicating fee to the Public Reference Section of the SEC, Washington, D.C. 20549-6609.



Investment Company Act #811-8061



                           THE BANC STOCK GROUP FUND


                          Investing in America through
                           America's community banks



                                   PROSPECTUS
                                       &
                                  APPLICATION



                                  July 1, 1999


                               1105 Schrock Road
                                   Suite 437
                              Columbus, Ohio 43229

                              BANC STOCK GROUP FUND



                       STATEMENT OF ADDITIONAL INFORMATION

                                  July 1, 1999









     This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Prospectus of Banc Stock Group Fund dated July 1, 1999. This SAI incorporates by reference the Trust's Annual Report to Shareholders for the fiscal year ended February 28, 1999 ("Annual Report"). A free copy of the Prospectus or Annual Report can be obtained by writing the Transfer Agent at 6000 Memorial Drive, Dublin, Ohio 43017, or by calling 1-888-BANK-595.

                       STATEMENT OF ADDITIONAL INFORMATION


                                TABLE OF CONTENTS

                                                                       PAGE

DESCRIPTION OF THE TRUST.................................................1

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS....1

INVESTMENT LIMITATIONS...................................................3

SHARES OF THE FUND.......................................................3

THE INVESTMENT ADVISER...................................................5

TRUSTEES AND OFFICERS....................................................6

PORTFOLIO TRANSACTIONS AND BROKERAGE.....................................7

DISTRIBUTION PLANS ......................................................7

DETERMINATION OF SHARE PRICE.............................................9

INVESTMENT PERFORMANCE...................................................9

CUSTODIAN...............................................................10

TRANSFER AGENT..........................................................10

ACCOUNTANTS.............................................................11

DISTRIBUTOR.............................................................11

FINANCIAL STATEMENTS....................................................11

DESCRIPTION OF THE TRUST

     Banc Stock Group Fund (the "Fund") was organized as a series of The BSG Funds (the "Trust"). The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated January 14, 1997 (the "Trust Agreement"). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value (the "Shares"). The Fund is the only series currently authorized by the Trustees. There are currently two classes of Shares: Class A and Class C.

     Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

     Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of the Fund have equal voting rights and liquidation rights. The Declaration of Trust can be amended by the Trustees, except that any amendment that adversely effects the rights of shareholders must be approved by the shareholders affected. Each share of the Fund is subject to redemption at any time if the Board of Trustees determines in its sole discretion that failure to so redeem may have materially adverse consequences to all or any of the Fund's shareholders.

     The differing sales charges and other expenses applicable to the different classes of the Fund's shares may affect the performance of those classes. Broker/dealers and others entitled to receive compensation for selling or servicing Fund shares may receive more with respect to one class than another. The Board of Trustees of the Trust does not anticipate that there will be any conflicts among the interests of the holders of the different classes of Fund shares. On an ongoing basis, the Board will consider whether any such conflict exists and, if so, take appropriate action.

     Upon sixty days prior written notice to shareholders, the Fund may make redemption payments in whole or in part in securities or other property if the Trustees determine that existing conditions make cash payments undesirable.

     As of July 1, 1999, the officers and trustees as a group beneficially owned less than 1% of the Fund.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

     This section contains a more detailed discussion of some of the investments the Fund may make and some of the techniques it may use.

     A. SHORT SALES. The Fund may sell a security short in anticipation of a decline in the market value of the security. When the Fund engages in a short sale, it sells a security which it does not own. To complete the transaction, the Fund must borrow the security by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund sold the security. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a profit if the security declines in price between those dates.

     In connection with its short sales, the Fund will be required to maintain a segregated account with its Custodian of cash or high grade liquid assets equal to the market value of the securities sold less any collateral deposited with its broker. The Fund will limit its short sales so that no more than 5% of its net assets (less all its liabilities other than obligations under the short sales) will be deposited as collateral and allocated to the segregated account. However, the segregated account and deposits will not necessarily limit the Fund's potential loss on a short sale, which is unlimited.

     B. OPTION TRANSACTIONS. The Fund may engage in option transactions involving individual securities and market indexes. An option involves either
(a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option, or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a market index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. Options are sold (written) on securities and market indexes. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a market index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option. Options are traded on organized exchanges and in the over-the-counter market. Call options on securities which the Fund sells (writes) will be covered or secured, which means that it will own the underlying security in the case of a call option. The Fund will sell (write) put options only if the Fund is selling an equivalent amount of the same security short. When the Fund writes options, it may be required to maintain a margin account, to pledge the underlying securities or U.S. government obligations or to deposit assets in escrow with the Custodian.

     The purchase and writing of options involves certain risks. The purchase of options limits the Fund's potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in the Fund losing a greater percentage of its investment than if the transaction were effected directly. When the Fund writes a covered call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline.

     When the Fund writes a put option, it will assume the risk that the price of the underlying security or instrument will fall below the exercise price, in which case the Fund may be required to purchase the security or instrument at a higher price than the market price of the security or instrument. In addition, there can be no assurance that the Fund can effect a closing transaction on a particular option it has written. Further, the total premium paid for any option may be lost if the Fund does not exercise the option or, in the case of over-the-counter options, the writer does not perform its obligations.

     C. ILLIQUID SECURITIES. The portfolio of the Fund may contain illiquid securities. Illiquid securities generally include securities which cannot be disposed of promptly and in the ordinary course of business without taking a reduced price. Securities may be illiquid due to contractual or legal restrictions on resale or lack of a ready market. The following securities are considered to be illiquid: repurchase agreements maturing in more than seven days, nonpublicly offered securities and restricted securities. Restricted securities are securities the resale of which is subject to legal or contractual restrictions. Restricted securities may be sold only in privately negotiated transactions, in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 or pursuant to Rule 144 or Rule 144A promulgated under such Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time of the decision to sell and the time such security may be sold under an effective registration statement. If during such a period adverse market conditions were to develop, the Fund might obtain a less favorable price than the price it could have obtained when it decided to sell. The Fund will not invest more than 15% of its net assets in illiquid securities.

     D. EQUITY SECURITIES. The Fund may invest in common stock, preferred stock and common stock equivalents (such as convertible preferred stock and convertible debentures). Convertible preferred stock is preferred stock that can be converted into common stock pursuant to its terms. Convertible debentures are debt instruments that can be converted into common stock pursuant to their terms. The Adviser intends to invest only in convertible debentures rated A or higher by Standard & Poor's Corporation ("S&P") or by Moody's Investors Services, Inc. ("Moody's"). The Fund may hold warrants and rights issued in conjunction with common stock, but in general will sell any such warrants or rights as soon as practicable after they are received. Warrants are options to purchase equity securities at a specified price valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders.

INVESTMENT LIMITATIONS

     FUNDAMENTAL. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental ("Fundamental"), I.E., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and this Statement of Additional Information, the term "majority" of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental ("Non-Fundamental").

     1. BORROWING MONEY. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

     2. SENIOR SECURITIES. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is (a) consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff and (b) as described in the Prospectus and the Statement of Additional Information.

     3. UNDERWRITING. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

     4. REAL ESTATE. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

     5. COMMODITIES. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

     6. LOANS. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

     7. CONCENTRATION. The Fund will not invest 25% or more of its total assets in any particular industry other than the banking and financial institutions industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

     With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

     Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

     NON-FUNDAMENTAL. The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see "Investment Restrictions" above).

     1. PLEDGING. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

     2. BORROWING. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding.

     3. MARGIN PURCHASES. The Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

     4. OPTIONS. The Fund will not purchase or sell puts, calls, options or straddles, except as described in the Prospectus and the Statement of Additional Information.

     5. LOANS. The Fund will not loan its portfolio securities.

     6. REVERSE REPURCHASE AGREEMENTS. The Fund will not enter into reverse repurchase agreements.

SHARES OF THE FUND

     Two classes of Shares, Class A shares and Class C shares, are authorized for the Fund. Both classes of shares represent an interest in the same portfolio of investments of the Fund and have the same rights, except that each class has exclusive voting rights with respect to its Rule 12b-1 distribution plan. The net asset value per share of both classes is expected to differ from time to time.

     A contingent deferred sales charge ("CDSC"), based on the lower of the shares' cost and current net asset value, of 2% will be charged if the shares are redeemed within one year of the purchase date or 1% if redeemed after one year but before two years of the purchase date.

     The CDSC imposed on Class C shares will be waived (i) on redemption of shares following the death of the shareholder and (ii) on certain redemptions in connection with IRAs and other qualified retirement plans.

     Trustees, directors, officers and employees of the Trust, the Adviser, service providers of the Trust, including members of the immediate family of such individuals and employee benefit plans established by such entities, may also purchase and redeem shares of the Fund without paying a sales charge. Broker-dealers with selling agreements with the Distributor and employee benefit plans established by same, may purchase and redeem shares of the Fund without paying a sales charge. In addition, shares of the Fund may be purchased at net asset value through processing organizations (broker-dealers, banks or other financial institutions) that have a sales agreement with the Distributor. When shares are purchased this way, the processing organization, rather than its customer, may be the shareholder of record of the shares. The minimum initial and subsequent investments in the Fund for shareholders who invest through a processing organization generally will be set by the processing organization. Processing organizations may also impose other charges and restrictions in addition to or different from those applicable to investors who remain the shareholder of record of their shares. Thus, an investor contemplating investing with the Fund through a processing organization should read materials provided by the processing organization in conjunction with this Prospectus. Under certain circumstances, shareholders of the Adviser's parent company, Banc Stock Group, Inc., may purchase shares of the Fund during certain promotional periods without paying a sales charge. The Trustees have determined that the Fund incurs no appreciable distribution expenses in connection with sales to these investors and that it is therefore appropriate to waive sales changes for these investors.

THE INVESTMENT ADVISER

     The Fund's investment adviser is Heartland Advisory Group, Inc., 1105 Schrock Road, Suite 427, Columbus, Ohio 43229 (the "Adviser"). The Adviser is a wholly owned subsidiary of The Banc Stock Group, Inc.

     Under the terms of the management agreement (the "Agreement"), the Adviser manages the Fund's investments subject to approval of the Board of Trustees and pays all of the expenses of the Fund except brokerage, taxes, interest, fees and expenses of the non-interested person trustees and extraordinary expenses. As compensation for its management services and agreement to pay the Fund's expenses, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 2.25% of the average daily net assets of the Fund. Effective July 1, 1999, the Adviser agreed to permanently waive its management fee to an annual rate of 1.70% of the average daily net assets of the Fund. For the period from August 1, 1997 (commencement of operations) through February 28, 1998 and for the fiscal year ended February 28, 1999, the Fund paid fees to the Adviser of $110,653 and $435,072, respectively.

     The Adviser retains the right to use the names "BSG" and "Banc Stock Group" in connection with another investment company or business enterprise with which the Adviser is or may become associated. The Trust's right to use the names "BSG" and "Banc Stock Group" automatically ceases ninety days after termination of the Agreement and may be withdrawn by the Adviser on ninety days written notice.

     The Adviser may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. The Glass-Steagall Act prohibits banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, management of the Fund believes that the Glass-Steagall Act should not preclude a bank from providing such services. However, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law. If a bank were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or its shareholders. Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

TRUSTEES AND OFFICERS

     The names of the Trustees and executive officers of the Trust are shown below. Each Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, is indicated by an asterisk.

===================================== -------------------------- ===========================================================
            NAME, AGE                          POSITION                             PRINCIPAL OCCUPATIONS
            AND ADDRESS                                                              DURING PAST 5 YEARS

===================================== -------------------------- ===========================================================

Michael E. Guirlinger *               Trustee, President and     Director, president and treasurer of Heartland Advisory
Age: 50                               Treasurer                  Group, Inc.; director, president and treasurer of The
1105 Schrock Road, Suite 437                                     Banc Stock Group; director, vice president and treasurer
Columbus, Ohio  43229                                            of Banc Stock Financial Services, Inc.**; president and
                                                                 treasurer of Buckeye Banc Stocks, Inc., an intra-state
                                                                 broker-dealer, 1105 Schrock Road, Suite 427, Columbus,
                                                                 Ohio.

===================================== -------------------------- ===========================================================
Lisa R. Hunter *                      Trustee and Secretary      Vice president of Banc Stock Financial Services, Inc.**
Age: 44                                                          Prior to 1995, compliance administrator of VESTAX
1105 Schrock Road, Suite 437                                     Securities Corp, 1932 Georgetown Rd., Hudson, Ohio  44256.
Columbus, Ohio  43229

===================================== -------------------------- ===========================================================
Jeffrey C. Barton                     Chief Financial Officer    Vice President and Chief Financial Officer of The Banc
Age: 53                                                          Stock Group, Inc. and subsidiaries,** Chief Financial
1105 Schrock Road, Suite 437                                     Officer of Saunders Pearson Company, a contract financial
Columbus, Ohio  43229                                            management company, 1807 Riverhill Road, Columbus, Ohio.

===================================== -------------------------- ===========================================================
John M. Bobb                          Trustee                    Director of Headwater Group, 8200 Clonse Road, New
Age: 57                                                          Albany, Ohio, a fine arts consulting agency, 1994 to
8200 Clonse Road                                                 present.  Prior to 1994, sales and marketing director
New Albany, Ohio  43054                                          with Bush Brothers, a food company in Knoxville,
                                                                 Tennessee.

===================================== -------------------------- ===========================================================
Virginia H. Rader                     Trustee                    Retired.
Age: 52
600 Fairway Blvd.
Columbus, Ohio  43215

===================================== ========================== ===========================================================
Gary A. Radville                      Trustee                    Chief Financial Officer of Peer Foods, Inc., 4631 S.
Age: 41                                                          McDowell St., Chicago, Illinois.  Prior to 1996,
4631 S. McDowell St.                                             Partner, Price Waterhouse, 200 E. Randolph St., Chicago,
Chicago, Illinois  60609                                         Illinois.

===================================== ========================== ===========================================================

     Trustee fees are Trust expenses. The compensation paid to the Trustees for the first full year of the Trust ended February 28, 1999 is set forth in the following table:

================================ ==============================
                                      TOTAL COMPENSATION
                                   FROM TRUST (THE TRUST IS
             NAME                   NOT IN A FUND COMPLEX)
================================ ==============================
Michael E. Guirlinger                          0
================================ ==============================
Lisa R. Hunter                                 0
================================ ==============================
John M. Bobb                                $4,000
================================ ==============================
Virginia H. Rader                           $4,000
================================ ==============================
Gary A. Radville                            $4,000
================================ ==============================

     ** Banc Stock Financial Services, Inc. is the Trust's principal underwriter (the "Distributor"). The Adviser and The Banc Stock Group are affiliates of the Distributor.

PORTFOLIO TRANSACTIONS AND BROKERAGE

     Subject to policies established by the Board of Trustees of the Trust, the Adviser is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

     The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

     Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Adviser, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Adviser that the review and study of the research and other information will not reduce the overall cost to the Adviser of performing its duties to the Fund under the Agreement.

     While the Fund does not deem it practicable and in its best interests to solicit competitive bids for commission rates on each transaction, consideration is regularly given to posted commission rates as well as other information concerning the level of commissions charged on comparable transactions by qualified brokers.

     The Fund has no obligation to deal with any broker or dealer in the execution of its transactions. However, it is contemplated that Banc Stock Financial Services, Inc. ("BSFS"), in its capacity as a registered broker-dealer, will effect substantially all securities transactions which are executed on a national securities exchange and over-the-counter transactions conducted on an agency basis. Such transactions will be executed at competitive commission rates through Mesirow Financial, Inc.

     Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

     Under the Investment Company Act of 1940, persons affiliated with an affiliate of the Adviser (such as BSFS) may be prohibited from dealing with the Fund as a principal in the purchase and sale of securities.

Therefore, BSFS will not serve as the Fund's dealer in connection with over-the-counter transactions. However, BSFS may serve as the Fund's broker in over-the-counter transactions conducted on an agency basis and will receive brokerage commissions in connection with such transactions. Such agency transactions will be executed through Mesirow Financial, Inc.

     The Fund will not effect any brokerage transactions in its portfolio securities with BSFS if such transactions would be unfair or unreasonable to Fund shareholders, and the commissions will be paid solely for the execution of trades and not for any other services. The Agreement provides that affiliates, or any affiliates of affiliates, of the Adviser may receive brokerage commissions in connection with effecting such transactions for the Fund. In determining the commissions to be paid to BSFS, it is the policy of the Fund that such commissions will, in the judgment of the Trust's Board of Trustees, be
(a) at least as favorable to the Fund as those which would be charged by other qualified brokers having comparable execution capability and (b) at least as favorable to the Fund as commissions contemporaneously charged by BSFS on comparable transactions for its most favored unaffiliated customers, except for customers of BSFS considered by a majority of the Trust's disinterested Trustees not to be comparable to the Fund. The disinterested Trustees from time to time review, among other things, information relating to the commissions charged by BSFS to the Fund and its other customers, and rates and other information concerning the commissions charged by other qualified brokers.

     The Agreement does not provide for a reduction of the Adviser's fee by the amount of any profits earned by BSFS from brokerage commissions generated from portfolio transactions of the Fund.

     While the Fund contemplates no ongoing arrangements with any other brokerage firms, brokerage business may be given from time to time to other firms. BSFS will not receive reciprocal brokerage business as a result of the brokerage business placed by the Fund with others.

     When the Fund and another of the Adviser's clients seek to purchase or sell the same security at or about the same time, the Adviser may execute the transaction on a combined ("blocked") basis. Blocked transactions can produce better execution for the Fund because of the increased volume of the transaction. If the entire blocked order is not filled, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. In the event that the entire blocked order is not filled, the purchase or sale will normally be allocated on a pro rata basis. Transactions of advisory clients (including the Fund) may also be blocked with those of the Adviser, the Distributor or any of their affiliates. The Adviser, the Distributor and their affiliates will be permitted to participate in the blocked transaction only after all orders of advisory clients (including the Fund) are filled.

     Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to its obligation of seeking best qualitative execution, the Adviser may give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute portfolio transactions. The Adviser (not the Fund) may pay certain financial institutions (which may include banks, brokers, dealers and other industry professionals) a "servicing fee" for performing certain administrative functions for the Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. In addition, the Distributor (not the Fund) may compensate brokers and other intermediaries for directing assets to or retaining assets in the Fund. The Distributor is a registered broker-dealer and it is anticipated that it will receive brokerage commissions from the Fund. Both the Adviser and the Distributor are wholly owned by Banc Stock Group, Inc., a corporation which invests in financial services companies.

     For the period from August 1, 1997 (commencement of operations) through February 28, 1998 and for the fiscal year ended February 28, 1999, the Fund paid total brokerage commissions of $197,647 and $204,558, respectively. For the period from April 1, 1997, (commencement of operations) through February 28, 1998, Banc Stock Financial Services, Inc. ("BSFS") was paid $196,987 (99.67% of all brokerage commissions) for effecting 98.66% of the Fund's brokerage transactions. For the fiscal year ended February 28, 1999, BSFS was paid $204,558 (100% of all brokerage commissions) for effecting 100% of the Fund's brokerage transactions.

DISTRIBUTION PLANS

     Effective March 1, 1999, each class has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, which permits the Fund to pay for certain distribution and promotion expenses related to marketing its shares. The amount payable by Class A shares is 0.25% of average daily net assets for the year and by Class C shares is 1.00% of its average daily net assets for the year (of which 0.75% is an asset based sales charge and 0.25% is a service fee).

     Under the Plans, the Trust may engage in any activities related to the distribution of Fund shares, including without limitation the following: (a) payments, including incentive compensation, to securities dealers or other financial intermediaries, financial institutions, investment advisors and others that are engaged in the sale of Shares, or that may be advising shareholders of the Trust regarding the purchase, sale or retention of Shares, or that hold Shares for shareholders in omnibus accounts or as shareholders of record or provide shareholder support or administrative services to the Fund and its shareholders, or for rendering shareholder support services, including allocated overhead, office space and equipment, telephone facilities and expenses, answering routine inquiries regarding the Trust, processing shareholder transactions, and providing such other shareholder services as the Trust may request; (b) expenses of maintaining personnel (including personnel of organizations with which the Trust has entered into agreements related to this
Plan) who engage in or support distribution of Shares; (c) costs of preparing, printing and distributing Fund prospectuses and statements of additional information and reports for recipients other than existing Fund shareholders;
(d) costs of formulating and implementing marketing and promotional activities, including sales seminars, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (e) costs of preparing, printing and distributing sales literature; (f) costs of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may deem advisable; and (g) costs of implementing and operating the Plans. The Fund does not participate in any joint distribution activities with other mutual funds.

     The Trustees expect that the Plans will significantly enhance the Fund's ability to expand distribution. It is also anticipated that an increase in the size of the Fund will facilitate more efficient portfolio management and assist the Fund in seeking to achieve its investment objective.

     The Plans have been approved by the Fund's Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the Plans or any related agreement, by a vote cast in person. continuation of the Plans and the related agreements must be approved by the Trustees annually, in the same manner, and a Plan or any related agreement may be terminated at any time without penalty by a majority of such independent Trustees or by a majority of the outstanding shares of the applicable class. Any amendment increasing the maximum percentage payable under a Plan or other material change must be approved by a majority of the outstanding shares of the applicable class, and all other material amendments to a Plan or any related agreement must be approved by a majority of the independent Trustees. Michael M. Guirlinger and Lisa R. Hunter, trustees of the Trust, may benefit indirectly from payments received by the Adviser under the Plans because of their relationships with the Adviser and its affiliates. Mr. Guirlinger is an executive officer of the Adviser and Ms. Hunter is an executive officer of an affiliate of the Adviser.

DETERMINATION OF SHARE PRICE

     The price (net asset value) of the shares of the Fund is determined as of 4:00 p.m., Eastern time on each day the Trust is open for business and on any other day on which there is sufficient trading in the Fund's securities to materially affect the net asset value. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

TAXES

     The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.

INVESTMENT PERFORMANCE

     The Fund may periodically advertise "average annual total return." The "average annual total return" of the Fund refers to the average annual compounded rate of return over the stated period that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment.

     "Average annual total return," as defined by the Securities and Exchange Commission, is computed by finding the average annual compounded rates of return (over the one, five and ten year periods) that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                            P(1+T)n=ERV

Where:            P     =   a hypothetical $1,000 initial investment
                  T     =   average annual total return
                  n     =   number of years

                  ERV   =   ending redeemable value at the end of the
                            applicable period of the hypothetical $1,000 investment made at the beginning of the applicable period.

The computation assumes that all dividends and distributions are reinvested at the net asset value on the reinvestment dates, that the maximum sales load is deducted from the initial $1,000 and that a complete redemption occurs at the end of the applicable period. If the Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated. The average annual total return of the Fund for the fiscal year ended February 28, 1999 and for the period from August 1, 1997 (inception) to February 28, 1999 was -10.79% and 8.49%, respectively.

     The Fund may also advertise performance information (a "non-standardized quotation") which is calculated differently from average annual total return. A non-standardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. The total return of the Fund as calculated in this manner for the period from August 1, 1997 (inception) to February 28, 1999 was 13.86%. A non-standardized quotation may also be an average annual compounded rate of return over a specified period, which may be a period different from those specified for average annual total return. In addition, a non-standardized quotation may be an indication of the value of a $10,000 investment (made on the date of the initial public offering of the Fund's shares) as of the end of a specified period. This value, for the period ended February 28, 1999, was $11,386. These non-standardized quotations do not include the effect of the applicable sales load which, if included, would reduce the quoted performance. A non-standardized quotation of total return will always be accompanied by the Fund's average annual total return as described above.

     The Fund's investment performance will vary depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Fund. These factors and possible differences in the methods and time periods used in calculating non-standardized investment performance should be considered when comparing the Fund's performance to those of other investment companies or investment vehicles. The risks associated with the Fund's investment objective, policies and techniques should also be considered. At any time in the future, investment performance may be higher or lower than past performance, and there can be no assurance that any performance will continue.

     The Fund may also include in advertisements data comparing performance with other mutual funds as reported in non-related investment media, published editorial comments and performance rankings compiled by independent organizations and publications that monitor the performance of mutual funds (such as Lipper Analytical Services, Inc., Morningstar, Inc., Fortune or Barron's). Performance information may be quoted numerically or may be presented in a table, graph or other illustration. In addition, Fund performance may be compared to the NASDAQ Combined Bank Index (the "Bank Index"), and the performance of the Bank Index as well as the Fund may be compared to other well-known indices of market performance including the Standard & Poor's (S&P) 500 Index or the Dow Jones Industrial Average. With respect to the Bank Index, shareholders should be aware that the Fund invests in banks and other securities that are not included in the Bank Index. The performance of the Bank Index should not be considered indicative of future performance of the Fund.

     From time to time, in advertisements, sales literature and information furnished to present or to prospective shareholders, the performance of the Fund may be compared to indices of broad groups of unmanaged securities considered to be representative of or similar to the portfolio holdings of the Fund or considered to be representative of the stock market in general. The Fund may use the Standard & Poor's 500 Stock Index or the Dow Jones Industrial Average.

     In addition, the performance of the Fund may be compared to other groups of mutual funds tracked by any widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, such as Lipper Analytical Services, Inc. or Morningstar, Inc. The objectives, policies, limitations and expenses of other mutual funds in a group may not be the same as those of the Fund. Performance rankings and ratings reported periodically in national financial publications such as Barron's and Fortune also may be used.

CUSTODIAN

     Firstar Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, is Custodian of the Fund's investments. The Custodian acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund's request and maintains records in connection with its duties.

TRANSFER AGENT

     Effective March 1, 1999, Mutual Funds Service Co. (MFS), 6000 Memorial Drive, Dublin, Ohio 43017 acts as the Fund's transfer agent and, in such capacity, maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other accounting and shareholder service functions. MFS also acts as the Fund's administrator and, in such capacity, manages the Fund's business affairs. In addition, MFS, in its capacity as fund accountant, provides the Fund with certain monthly reports, record-keeping and other management-related services. For its services as fund accountant, MFS receives an annual fee from the Adviser equal to 0.05% of the Fund's assets up to $100 million (subject to a minimum annual fee of $20,000, which increases as additional classes are added). Prior to March 1, 1999, American Data Services, Inc. ("ADS"), P.O. Box 5536, Hauppauge, New York 11788-0132 served as fund accountant and administrator. For the period from August 1, 1997 (commencement of operations) through February 28, 1998 and for the fiscal year ended February 28, 1999, ADS received $8,566 and $46,315, respectively, from the Adviser (not the Fund) for its services to the Fund.

ACCOUNTANTS

     The firm of McCurdy & Associates, CPA's, 27955 Clemens Road, Westlake, Ohio 44145, has been selected as independent public accountants for the Trust for the fiscal year ending February 29, 2000. McCurdy & Associates performs an annual audit of the Fund's financial statements and provides financial, tax and accounting consulting services as requested.

DISTRIBUTOR

     Banc Stock Financial Services, Inc. ("BSFS"), 1105 Schrock Road, Suite 437, Columbus, Ohio 43229, is the exclusive agent for distribution of shares of the Fund. The Distributor is obligated to sell shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis. The aggregate commissions paid for the period from August 1, 1997 (commencement of operations) through February 28, 1998 and for the fiscal year ended February 28, 1999, were $212,007 and $247,837, of which BSFS earned $14,661 and $17,762 for acting as distributor and an additional $49,158 and $72,070, respectively, for acting as broker-dealer for the Fund.

FINANCIAL STATEMENTS

     The financial statements and independent accountants' report required to be included in this Statement of Additional Information are incorporated herein by reference to the Trust's Annual Report to Shareholders for the fiscal year ended February 28, 1999. The Fund will provide the Annual Report without charge at written request or request by telephone.